SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) September 22, 1997

              The Originators listed below under the Sale and Servicing Agreement, dated as of August 31, 1997, pursuant to which a portfolio of residential loans have been sold to The Money Store Residential Trust 1997-I, which is issuing those certain Asset-Backed Notes, Series 1997-I, under that certain Indenture dated as of August 31, 1997.


                                TMS Mortgage Inc.
                            The Money Store/D.C. Inc.
                         The Money Store/Minnesota Inc.
                        The Money Store Home Equity Corp.
                          The Money Store/Kentucky Inc.

             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    *                              333-32775                         *
---------------                 ----------------              ----------------
(State or other                 (Commission File              (IRS Employer ID
jurisdiction of                     Number)                    Number)
incorporation)

                   -------------------------------------------
                                *--See Schedule A


2840 Morris Avenue, Union, New Jersey                   07083
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(Address of principal executive offices)             (Zip Code)


Registrants' Telephone Number,
 including area code:                                  (908) 686-2000


                                       N/A
         (Former name or former address, if changed since last report)

                                    SCHEDULE

                                                                       IRS
                                     State                          Employer
                                       of                        Identification
Registrant                       Incorporation                       Number

TMS Mortgage Inc.                  New Jersey                      22-3217781
The Money Store/D.C. Inc.             D.C.                         22-2133027
The Money Store/Minnesota Inc.     Minnesota                       22-3003495
The Money Store Home Equity Corp.  Kentucky                        22-2522232
The Money Store/Kentucky Inc.      Kentucky                        22-2459832

 Item 5.  OTHER EVENTS

          This Current Report on Form 8-K is being filed to file a copy of the Computational Materials and ABS Term Sheets (as defined below) of Lehman Brothers Inc. and Bear, Stearns & Co. Inc. (each an "Underwriters") in connection with the issuance by The Money Store Residential Trust 1997-I of those certain Asset-Backed Notes, which are backed by that portfolio of residential loans being purchased from the above-referenced Originators. The terms "Computational Materials" and "ABS Term Sheets" shall have the meanings given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS

              EXHIBIT NO.

                 99.1 Computational Materials and ABS Term Sheets of Lehman Brothers Inc.

                 99.2 Computations Materials and ABS Term Sheets of Bear, Stearns & Co. Inc.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            TMS MORTGAGE INC.
                                            THE MONEY STORE/D.C. INC.
                                            THE MONEY STORE/MINNESOTA INC.
                                            THE MONEY STORE HOME EQUITY CORP.
                                            THE MONEY STORE/KENTUCKY INC.

                                            By:    /s/ Harry Puglisi
                                            Name:  Harry Puglisi
                                            Title: Treasurer


Dated: September 23, 1997

                                  EXHIBIT INDEX

EXHIBIT



99.1           Computational Materials and ABS Term
               Sheets of Lehman Brothers Inc.

99.2           Computational Materials and ABS Term Sheets of Bear,
               Stearns & Co. Inc.